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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Bank of the Ozarks, Inc. ("Ozark"), acting pursuant to authorization of the Board of Directors of Ozark, hereby appoints George G. Gleason, II and Paul E. Moore, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Ozark, to sign a Registration Statement on Form S-1 with respect to registration of (i) up to $20,000,000 aggregate principal amount (plus over-allotment issuances) of trust preferred or similar securities of Ozark or any newly formed subsidiary of Ozark (as such amount may be increased subsequent to the date hereof pursuant to authority granted by the Board of Directors), (ii) any guarantees of Ozark relating to such securities and (iii) any pass-through, conduit or similar securities required to be issued in connection therewith by Ozark or any newly formed subsidiary of Ozark, any and all amendments to the Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April
1999.


                                    Signed:  /s/ Roger Collins
                                             -------------------------
                                    Name:    Roger Collins
                                    Title:   Director


                                    Signed:  /s/ Jerry W. Davis
                                             -------------------------
                                    Name:    Jerry W. Davis
                                    Title:   Director


                                    Signed:  /s/ C.E. Dougan
                                             -------------------------
                                    Name:    C.E. Dougan
                                    Title:   Director


                                    Signed:  /s/ Robert C. East
                                             -------------------------
                                    Name:    Robert C. East
                                    Title:   Director


                                    Signed:  /s/ Linda D. Gleason
                                             -------------------------
                                    Name:    Linda D. Gleason
                                    Title:   Director


                                    Signed:  /s/ Porter Hillard
                                             -------------------------
                                    Name:    Porter Hillard
                                    Title:   Director
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                                    Signed:  /s/ Henry Mariani
                                             -------------------------
                                    Name:    Henry Mariani
                                    Title:   Director


                                    Signed:  /s/ R.L. Qualls
                                             -------------------------
                                    Name:    R.L. Qualls
                                    Title:   Director


                                    Signed:  /s/ Kennith Smith
                                             -------------------------
                                    Name:    Kennith Smith
                                    Title:   Director